AMENDMENT NO. 11 TO LOAN AND SECURITY AGREEMENT

J.B. POINDEXTER & CO., INC.
1100 Louisiana Street
Suite 5400
Houston, Texas 77002

As of August 14 , 2001

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

      Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), Raider Industries Inc. ("Raider"), KWS Manufacturing Company, Inc. ("KWS"), Universal Brixius, Inc. ("Brixius"), Morgan Trailer Financial Corporation ("MTFC") and Morgan Trailer Financial Management, L. P. ("MTF Management", and together with EFP, Lowy, MIC, Morgan, TAG, Raider, KWS, Brixius and MTFC, each individually sometimes referred to herein as a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, Amendment No. 3 to Loan and Security Agreement, dated as of June 24, 1999, Amendment No. 4 to Loan and Security Agreement, dated as of February 25, 2000, Amendment No. 5 to Loan and Security Agreement, dated as of March 8, 2000 ("Amendment No. 5 to Loan Agreement"), Amendment No. 6 to Loan and Security Agreement, dated as of March 17, 2000, Amendment No. 7 to Loan and Security Agreement, dated as of September 29, 2000, Amendment No. 8 to Loan and Security Agreement, dated as of October 31, 2000, Amendment No. 9 to Loan and Security Agreement, dated March 27, 2001, and Amendment No. 10 to Loan and Security Agreement, dated as of June 29, 2001 (and as heretofore amended or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). For purposes of this letter, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

     Borrower and Guarantors have requested that Lender enter into certain amendments to the Loan Agreement. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

     In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender agree as follows:

          1. Definitions.

               (a) Amendment to Definitions.

                    (i) KWS Supplemental Revolving Loan Termination Date. Section 1(a)(xix) of Amendment No. 5 to Loan Agreement is hereby deleted in its entirety and replaced with the following:

                         (xix) KWS Supplemental Revolving Loan Termination Date shall mean the earlier to occur of (A) March 1, 2002 or (B) Lender's determination that as of the end of the fiscal quarter of KWS set forth below, the Fixed Charge Coverage Ratio of KWS shall be less than the ratio set forth below next to such fiscal quarter:

                           Fiscal Quarter Ending              Fixed Charge Coverage Ratio
                           ---------------------              ---------------------------
                           September 30, 2001                                   .43:1.0
                           December 31, 2001                                    .60:1.0

                         (ii) Brixius Supplemental Revolving Loan Termination Date. Section 1(a)(xiii) of Amendment No. 6 to Loan Agreement is hereby deleted in its entirety and replaced with the following:

                         (xiii) Brixius Supplemental Revolving Loan Termination Date shall mean the earlier to occur of (A) March 1, 2002 or (B)Lender’s determination that as of the end of the fiscal quarter of Brixius set forth below, the Fixed Charge Coverage Ratio of Brixius shall be less than the ratio set forth below next to such fiscal quarter:

                           Fiscal Quarter Ending              Fixed Charge Coverage Ratio
                           ---------------------              ---------------------------
                           September 30, 2001                                   .60:1.0
                           December 31, 2001                                    .77:1.0

        (b) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

          2. Waiver.

          (a) Notwithstanding anything to the contrary contained in Section 5 of the Loan Agreement, subject to the terms and conditions contained herein, Lender waives the automatic payment in full (i) of the KWS Supplemental Revolving Loans through the date hereof as a result of the occurrence of the KWS Supplemental Revolving Loan Termination Date solely by reason of the failure of KWS to maintain a Fixed Charge Coverage Ratio of .3:1.0 as of the fiscal quarter ended June 31, 2001, and (ii) of the Brixius Supplemental Revolving Loans through the date hereof as a result of the occurrence of the Brixius Supplemental Revolving Loan Termination Date solely by reason of the failure of Brixius to maintain a Fixed Charge Coverage Ratio of 1.0:1.0 as of the fiscal quarter ended June 31, 2001.

          (b) Lender has not waived, and has no intention of waiving, any other failure to comply with the Fixed Charge Coverage Ratio required to be maintained as set forth in:

                         (i) the definition of the KWS Supplemental Revolving Loan Termination Date, which may have occurred before the date hereof, or may be continuing on the date hereof or that may occur after the date hereof, other than the failure to maintain a Fixed Charge Coverage Ratio of .30:1.0 as of the fiscal quarter ended June 30, 2001. Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of any other occurrence of the KWS Supplemental Revolving Loan Termination Date that may have occurred before the date hereof, or is continuing on the date hereof, or that may occur after the date hereof for non-compliance with the Fixed Charge Coverage Ratio or otherwise, other than the failure to maintain a Fixed Charge Coverage Ratio of .30:1.0 as of the fiscal quarter ended June 30, 2001 , and

                         (ii) the definition of the Brixius Supplemental Revolving Loan Termination Date, which may have occurred before the date hereof, or may be continuing on the date hereof or that may occur after the date hereof, other than the failure to maintain a Fixed Charge Coverage Ratio of 1.0:1.0 as of the fiscal quarter ended June 30, 2001. Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of any other occurrence of the Brixius Supplemental Revolving Loan Termination Date that may have occurred before the date hereof, or is continuing on the date hereof, or that may occur after the date hereof for non-compliance with the Fixed Charge Coverage Ratio or otherwise, other than the failure to maintain a Fixed Charge Coverage Ratio of 1.0:1.0 as of the fiscal quarter ended June 30, 2001.

            3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower and Guarantors to Lender pursuant to the other Financing Agreements, Borrower and Guarantors hereby represent, warrant and covenant with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) This Amendment has been duly authorized, executed and delivered by Borrower and each Guarantor, and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with their respective terms.

               (b) Neither the execution and delivery of this Amendment, nor the modifications to the Financing Agreements contemplated by this Amendment shall violate any applicable law or regulation, or any order or decree of any court or any governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, including, without limitation, the Senior Note Indenture, or any material mortgage, deed of trust, security agreement, agreement or instrument to which Borrower and each Guarantor is a party or may be bound, or violate any provision of the organizational documents of Borrower and each Guarantor.

               (c) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

               (d) After giving effect to the amendments to the Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

          4. Amendment Fee. In consideration of the foregoing, Borrower agrees to pay Lender a fee for entering into this Amendment in the amount of $15,000 (the “Amendment Fee”), which shall be fully earned on the date hereof and which shall be due and payable on the date of execution hereof. Such fee may be charged by Lender to any loan account of Borrower maintained by Lender under the Financing Agreements.

          5. Conditions Precedent. The effectiveness of the waiver provided for herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

               (a) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default, after giving effect to the waivers and amendments set forth herein;

                (b) Lender shall have received the Amendment Fee.

                (c) Lender shall have received a prepayment of principal in the amount of $350,000 with respect to the Term Promissory Note, dated March 8, 2000, in the original principal amount of $2,140,000 made by KWS Acquisition Corp. in favor of Lender; and

                (d) Lender shall have received a prepayment of principal in the amount of $150,000 with respect to the Term Promissory Note, dated March 17, 2000, in the original principal amount of $3,200,000 made by Universal Brixius, Inc. in favor of Lender.

          6. Effect of this Amendment. Except for the specific waiver and amendments expressly set forth herein, no other waiver, changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

          7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

          8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          9. Counterparts. This waiver may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this waiver, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

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     Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.

    Very truly yours,

                           J.B. POINDEXTER & CO., INC.

                          By:________________________

                          Title:_____________________

AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:_________________________________

Title:______________________________

ACKNOWLEDGED AND CONSENTED TO:

EFP CORPORATION

By:_____________________________

Title:__________________________

LOWY GROUP, INC.

By:_____________________________

Title:__________________________

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MAGNETIC INSTRUMENTS CORP.

By:_____________________________

Title:___________________________

MORGAN TRAILER MFG. CO.

By:_______________________________

Title:____________________________

TRUCK ACCESSORIES GROUP, INC.

By:_______________________________

Title:____________________________

RAIDER INDUSTRIES INC.

By:_______________________________

Title:____________________________

KWS MANUFACTURING COMPANY, INC.

By:______________________________

Title:___________________________

UNIVERSAL BRIXIUS, INC.

By:______________________________

Title:___________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

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MORGAN TRAILER FINANCIAL CORPORATION

By:_______________________________

Title:____________________________

MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.

By: MORGAN TRAILER MFG. CO., as General Partner

By:__________________________________

Title:_________________________________